Fourth Quarter 2020 | 1 POWERING GROWTH DELIVERING VALUE Fourth Quarter and Full-Year 2020 Results February 24, 2021

FORWARD LOOKING STATEMENTS AND NON-GAAP FINANCIAL MEASURES

This presentation contains forward-looking statements based on current expectations, including statements regarding our earnings guidance and financial outlook and goals. These forward-looking statements are often identified by words such as "estimate," "predict," "may," "believe," "plan," "expect," "require," "intend," "assume," "project," "anticipate," "goal," "seek," "strategy," "likely," "should," "will," "could," and similar words. Because actual results may differ materially from expectations, we caution you not to place undue reliance on these statements. A number of factors could cause future results to differ materially from historical results, or from outcomes currently expected or sought by Pinnacle West or APS. These factors include, but are not limited to: the potential effects of the continued COVID-19 pandemic, including, but not limited to, demand for energy, economic growth, our employees and contractors, supply chain, expenses, capital markets, capital projects, operations and maintenance activities, uncollectable accounts, liquidity, cash flows, or other unpredictable events; our ability to manage capital expenditures and operations and maintenance costs while maintaining reliability and customer service levels; variations in demand for electricity, including those due to weather seasonality, the general economy or social conditions, customer and sales growth (or decline), the effects of energy conservation measures and distributed generation, and technological advancements; power plant and transmission system performance and outages; competition in retail and wholesale power markets; regulatory and judicial decisions, developments and proceedings; new legislation, ballot initiatives and regulation, including those relating to environmental requirements, regulatory and energy policy, nuclear plant operations and potential deregulation of retail electric markets; fuel and water supply availability; our ability to achieve timely and adequate rate recovery of our costs through our rates and adjustor recovery mechanisms, including returns on and of debt and equity capital investments; our ability to meet renewable energy and energy efficiency mandates and recover related costs; the ability of APS to achieve its clean energy goals (including a goal by 2050 of 100% clean, carbon-free electricity) and, if these goals are achieved, the impact of such achievement on APS, its customers, and its business, financial condition and results of operations; risks inherent in the operation of nuclear facilities, including spent fuel disposal uncertainty; current and future economic conditions in Arizona, including in real estate markets; the direct or indirect effect on our facilities or business from cybersecurity threats or intrusions, data security breaches, terrorist attack, physical attack, severe storms, droughts, or other catastrophic events, such as fires, explosions, pandemic health events, or similar occurrences; the development of new technologies which may affect electric sales or delivery; the cost of debt and equity capital and the ability to access capital markets when required; environmental, economic and other concerns surrounding coal-fired generation, including regulation of greenhouse gas emissions; volatile fuel and purchased power costs; the investment performance of the assets of our nuclear decommissioning trust, pension, and other postretirement benefit plans and the resulting impact on future funding requirements; the liquidity of wholesale power markets and the use of derivative contracts in our business; potential shortfalls in insurance coverage; new accounting requirements or new interpretations of existing requirements; generation, transmission and distribution facility and system conditions and operating costs; the ability to meet the anticipated future need for additional generation and associated transmission facilities in our region; the willingness or ability of our counterparties, power plant participants and power plant land owners to meet contractual or other obligations or continue or extend the rights for continued power plant operations; and restrictions on dividends or other provisions in our credit agreements and ACC orders. These and other factors are discussed in Risk Factors described in Part I, Item 1A of the Pinnacle West/APS Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which you should review carefully before placing any reliance on our financial statements, disclosures or earnings outlook. Neither Pinnacle West nor APS assumes any obligation to update these statements, even if our internal estimates change, except as required by law.

In this presentation, references to net income and earnings per share (EPS) refer to amounts attributable to common shareholders. We present an adjusted EPS that has been adjusted to exclude the Arizona Attorney General Settlement. Adjusted EPS is a non-GAAP financial measure. The appendix contains a reconciliation to show the impact of the Arizona Attorney General Settlement and we believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as Arizona Attorney General Settlement.

We present "gross margin" per diluted share of common stock. Gross margin refers to operating revenues less fuel and purchased power expenses. Gross margin is a "non-GAAP financial measure," as defined in accordance with SEC rules. The appendix contains a reconciliation of this non-GAAP financial measure to the referenced revenue and expense line items on our Consolidated Statements of Income, which are the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States of America (GAAP). We view gross margin as an important performance measure of the core profitability of our operations and is used by our management in analyzing the operations of our business. We believe that investors benefit from having access to the same financial measures that management uses.

We present "adjusted gross margin" and "adjusted operations and maintenance" that have been adjusted to exclude costs and offsetting operating revenues associated with renewable energy and demand side management programs. We also present "adjusted D&A," "adjusted other taxes," "adjusted interest, net of AFUDC," and "adjusted other, net" that have been adjusted for the deferral impacts of the Four Corner's Selective Catalytic Reduction (SCR) equipment and Ocotillo Modernization Project. We also present "adjusted income taxes" that shows the impact of the Tax Cuts and Jobs Act. Adjusted gross margin, adjusted operations and maintenance, adjusted D&A, adjusted other taxes, adjusted interest, net of AFUDC, adjusted other, net, and adjusted income taxes are "non-GAAP financial measures," as defined in accordance with SEC rules. The appendix contains a reconciliation to show the exclusion of costs and offsetting operating revenues associated with renewable energy and demand side management programs, the deferral impacts of the Four Corner's SCR equipment and the Ocotillo Modernization Project, and the impact of tax reform. We believe the information provided in the reconciliation provides investors with useful indicators of our results that are comparable among periods because they exclude the effects of unusual items that may occur on an irregular basis, such as the installation of the SCR equipment, the Ocotillo Modernization Project and tax reform impacts, and exclude the effects of programs that overstate our gross margin.

PINNACLE WEST CAPITAL CORPORATION

Fourth Quarter 2020 | 2

Fourth Quarter 2020 | 3 CONSOLIDATED EPS COMPARISON 2019 vs. 2020 $0.57 ($0.17) 2019 2020 4th Quarter Earnings $4.77 $4.87 2019 2020 Full-Year Earnings 2020 EPS would have been $5.04 excluding the AZ Attorney General Settlement 1 1 AZ Attorney General Settlement resulted in a ($0.17) earnings per share impact. See Slide 5. See non-GAAP reconciliation in Appendix.

Fourth Quarter 2020 | 4 EPS VARIANCES 4th Quarter 2020 vs. 4th Quarter 2019 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. 2 Driver adjusted for the deferral impacts of the Four Corners Selective Catalytic Reduction (SCR) equipment and Ocotil lo Moder nization Project. See non-GAAP reconciliation in Appendix. Gross Margin Transmission $ (0.05) Sales / Usage $ (0.03) LFCR $ 0.01 Weather $ 0.22 Federal Tax Reform $ 0.52 AZ Attorney General Settlement $ (0.16) Other $ 0.03 4Q 2019 4Q 2020 Adjusted O&M1 $(0.34) $0.57 $(0.17) Adjusted Gross Margin1 $0.54 Pension & OPEB Non-service Credits, net $0.06 Adjusted Income Taxes $(0.64) Adjusted Other, net2 $(0.26) Adjusted D&A2 $(0.08) Adjusted Other Taxes2 $(0.01) Adjusted Interest, net of AFUDC2 $(0.01)

Fourth Quarter 2020 | 5 EPS VARIANCES Full-Year 2020 vs. 2019 1 Excludes costs and offsetting operating revenues associated with renewable energy and demand side management programs. 2 Driver adjusted for the deferral impacts of the Four Corners Selective Catalytic Reduction (SCR) equipment and Ocotil lo Moder nization Project. 3 The AZ Attorney General Settlement includes $(0.16) of EPS from gross margin and $(0.01) from other related expenses. See non-GAAP reconciliation in Appendix. 2019 2020 Adjusted O&M1 $(0.16) $4.77 $4.87 Adjusted Gross Margin1 $1.17 Pension & OPEB Non- service Credits, net $0.22 Adjusted Income Taxes $(0.60) Adjusted D&A2 $(0.22) Adjusted Interest, net of AFUDC2 $(0.05) Adjusted Other Taxes2 $(0.02) Adjusted Other, net2 $(0.24) Gross Margin Transmission $ (0.11) Sales / Usage $ (0.07) LFCR $ 0.05 Weather $ 0.83 Federal Tax Reform $ 0.57 AZ Attorney General Settlement3 $ (0.16) Other $ 0.06 2020 EPS would have been $5.04 excluding the AZ Attorney General Settlement3

Fourth Quarter 2020 | 6 KEY DRIVERS AND GUIDANCE AS OF FEBRUARY 24, 2021 • EPS guidance pending APS rate case conclusion • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales growth of 0.5%-1.5% • Transmission revenue • Operations and maintenance • Depreciation and amortization • Interest rates • AFUDC • Pension & OPEB 2021 – 2023 Guidance • Retail customer growth about 1.5-2.5% • Weather-normalized retail electricity sales growth of 1.0 - 2.0% on average 2021 Key Drivers

Fourth Quarter 2020 | 7 2020 LONG-TERM FINANCING ACTIVITY • $500 million 5-year 1.30% PNW senior unsecured notes issued June 2020 • All PNW long-term debt maturing in 2020 was repaid in June 2020 Pinnacle West APS • $150 million of APS senior unsecured notes repaid in January 2020 • $600 million 30-year 3.35% APS senior unsecured notes issued May 2020 • $200 million APS Term Loan repaid in May 2020 • $400 million 30-year 2.65% APS green bonds issued September 2020 • $105 million reopener of 2.6% APS notes due 2029 issued November 2020 • $115 million 4.7% Farmington Pollution Control bonds repaid in November 2020

Fourth Quarter 2020 | 8 0 250 500 750 1,000 1,250 2020 2022 2024 2026 2028 2030 2032 2034 2036 2038 2040 2042 2044 2046 2048 2050 APS Long-Term Debt PNW Long-Term Debt ($MM) LONG-TERM DEBT MATURITY PROFILE As of December 31, 2020

PINNACLE WEST
CAPITAL CORPORATION

ECONOMIC DEVELOPMENT

FUTURE EXPANSIONS

- **Taiwan Semiconductor** expected to build $12 billion factory and create a projected 1,900 jobs
- **Microsoft** is constructing all three of its new mega data centers in the West Valley. These datacenters are projected to create 100 permanent jobs and 1,000 construction jobs.
- **Stream Data Centers** has launched a 418,000 sq ft facility in the West Valley. At full build, the entire campus will support up to 200MW of load.
- **Stack Infrastructure** plans to build a 1 million-square-foot data center on 79 acres in the West Valley less than half a mile from one of Microsoft's data centers.
- **White Claw/Mark Anthony Brewing Inc.** announced plans to build a 916,000-square-foot facility co-located next to Red Bull in Glendale creating an estimated 200 jobs.

OUR APPROACH FOCUSES ON FOUR MAIN AREAS

Business Attraction & Expansion - constructive engagement with economic development community partners and timely, strategic engagement with economic development prospects, site selectors, and local developers

Community Development - provide financial and strategic economic development support in both rural and metro communities

Entrepreneurial Support - advance the entrepreneurial ecosystem by supporting the strategies of organizations that are making an impact, whether through job creation, capital raised, quality programming or helping to change the perception of the region

Infrastructure Support - drive commercial real estate development by working closely with developers and the Arizona State Land Department to make large commercial land parcels "shovel ready"

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Fourth Quarter 2020 | 10 ECONOMIC INDICATORS In a difficult period for construction nationwide, Phoenix led in industry job growth1 Phoenix expected to be among hottest US home markets in 2021, according to Zillow2 Arizona is the third fastest growing state 3 1 Phoenix Business Journal. January 6, 2021 2 Phoenix Business Journal. January 25, 2021 3 U.S. Census Bureau's 2020 population estimates 42018-2020 5Maricopa County population 4.5M, 62% of state population Annual Employment Growth Last Three Years4 (1)% 1% National Arizona Steady Housing Growth5 '10 '11 '12 '13 '14 '15 '16 '17 '18 '19 '20 Single Family & Multifamily Housing Permits Maricopa County 20% CAGR 6,582 39,693

Fourth Quarter 2020 | 11 APS CAPITAL EXPENDITURES Capital expenditures will support our growing customer base and our transition to a cleaner generation mix $146 $221 $181 $179 $612 $577 $556 $549 $169 $185 $181 $179 $136 $314 $392 $406 $199 $203 $190 $187 $1,262 $1,500 $1,500 $1,500 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2020 2021 2022 2023 Traditional Generation Clean Generation Transmission Distribution Other • 2021 – 2023 as disclosed in the 2020 Annual Report on Form 10-K. $ in millions PROJECTED

Fourth Quarter 2020 | 12 RATE BASE APS’s revenues come from a regulated retail rate base and meaningful transmission business $8.6 $10.6 $1.7 $2.3 2019 2020 2021 2022 2023 APS Rate Base Growth Year-End ACC FERC Total Approved Rate Base ACC FERC Rate Effective Date 8/19/2017 6/1/2020 Test Year Ended 12/31/20151, 2 12/31/2019 Rate Base $6.8B $1.7B Equity Layer 55.8% 53% Allowed ROE 10.0% 10.75% 1 Adjusted to include post test-year plant in service through 12/31/2016 2 On 10/31/19 APS filed an ACC general rate case with a proposed $8.9B rate base for an adjusted test year ended 6/30/19 80% 20% Generation & Distribution Transmission Long-term Rate Base Guidance: ~6% Average Annual Growth Projected Rate base $ in billions, rounded

Fourth Quarter 2020 | 13 OPERATIONS & MAINTENANCE Goal is to keep O&M per kWh flat, adjusted for planned outages 795 859 808 841 63 74 48 45$858 $933 $856 $886 2017 2018 2019 2020 PNW Consolidated ex RES/DSM Planned Fleet Outages 1 Excludes RES/DSM of $91 million in 2017, $104 million in 2018, $86 million in 2019, and $73 million in 2020. 2 $46M of future O&M was pulled forward from future years to utilize above average weather benefit in 2020. $ in millions 1 2

Fourth Quarter 2020 | 14 2021 PLANNED OUTAGE SCHEDULE Coal, Nuclear, and Large Gas Planned Outages Q1 Q2 Q4 Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days Plant Unit Estimated Duration in Days Four Corners* 4 47 Four Corners* 4 25 Palo Verde 2 30 Palo Verde 3 30 *Outage duration spans Q1-Q2. Number of days noted per quarter.

Fourth Quarter 2020 | 15 APPENDIX

Fourth Quarter 2020 | 16 FUTURE FOCUS: CLEAN ENERGY PLAN APS Clean Energy Commitment Clean energy commitments • 100% clean, carbon-free electricity by 2050 • 65% clean energy by 2030 with 45% renewable energy • End APS’s use of coal-fired generation by the end of 2031 A clean economic future • Meet our responsibility to power Arizona and move toward a low- carbon economy • Guided by sound science to advance a healthy environment • Market-driven energy innovation and a strong Arizona economy are critical • Starting from an energy mix that is 50% clean which includes: renewables, energy efficiency and carbon-free, clean energy from Palo Verde Generating Station

Fourth Quarter 2020 | 17 2020 Procurement Activities Storage Contracted • 141 MW located on six APS solar plant sites • Utility owned • Expected in service 2022 Wind Contracted • 20-year PPA for 200 MW of wind resources • Re-power of existing wind facility • Expected in service in 2021 Demand Response Contracted • 5-year term beginning June 1, 2021 • 60 MW year 1 and 75 MW per year after • Up to 18 events per season (June-Sept) Battery RFP • 60 MW of APS-owned battery storage • Located on two APS solar plant sites • To be in service no later than June 1, 2023 All-Source RFP • 600-800 MW renewable energy • 400-600 MW peaking capacity • Accepting proposals for utility ownership and PPA projects • To be in service in 2023 and 2024 RESOURCE PLANNING

Fourth Quarter 2020 | 18 • The pilot program will examine the long-term cost-effectiveness of hydrogen production at utility scale and is expected to run from 2020 to 2023. • Idaho National Laboratory will prepare technical & economic feasibility assessment. The assessment will consider regional power prices in order to determine the cost-effectiveness of producing hydrogen using Palo Verde Generating Station electricity. • APS will look at the technical feasibility of electrolysis, a method that splits water into oxygen and hydrogen, and the cost of equipment, principally the electrolyzer. HYDROGEN Palo Verde collaborates on a pilot project to explore the production of hydrogen at Palo Verde Generating Station Palo Verde Xcel Energy Idaho National Laboratory Energy HarborCollaborators Include

Fourth Quarter 2020 | 19 CREDIT RATINGS AND METRICS Source: Standard & Poor’s APS Pinnacle West Corporate Credit Ratings1 Moody’s A2 A3 S&P A- A- Fitch A- A- Senior Unsecured1 Moody’s A2 A3 S&P A- BBB+ Fitch A A- S&P rates the outlooks for APS and Pinnacle West as Stable. Fitch & Moody’s rate the outlooks for both as Negative. 1 We are disclosing credit ratings to enhance understanding of our sources of l iquidity and the effects of our ratings on our costs of funds. S&P Credit Metrics TME 9/30/20 APS FFO / Debt 22.7% FFO / Interest 7.6x Debt / Capitalization 49.6% Pinnacle West FFO / Debt 20.0% FFO / Interest 6.9x Debt / Capitalization 53.5%

Fourth Quarter 2020 | 20 Income Taxes ACC – TAX EXPENSE ADJUSTOR MECHANISM: • PHASE I: ACC approved $119 million annual rate reduction reflecting the lower federal tax rate. Effective March 2018. • PHASE II: ACC approved an additional $86.5 million rate reduction to return the unprotected “excess” deferred taxes to ACC customers. Effective April 2019 – April 2020. • PHASE III: ACC approved the rate reduction effective for the December 2019 billing cycle – (i) a one-time bill credit to customers to return $64 million related to amortization of protected “excess” deferred taxes from January 1, 2018 through October 31, 2019; and (ii) a monthly bill credit to return an additional $39.5 million to customers from December 2019 through December 2020. In December 2020, the Phase III monthly bill credit was further extended through the earlier of December 31, 2021 or the conclusion of the pending rate case. CASH TAXES • Minimal cash tax payments in 2020 and existing tax credit carryforwards partially offset cash tax payments in 2021. • Future investment tax credits from renewable efforts will likely reduce cash tax payments in the year the assets are placed in service. EFFECTIVE TAX RATE • Amortization of TEAM Phase II excess deferred taxes benefited the 2019 and 2020 Effective Tax Rate. • Amortization of TEAM Phase III excess deferred taxes are anticipated to benefit the ETR over a 28.5 year period. Net Regulatory Liability for Excess Deferred Taxes ($ in millions) At Dec 31, 2020 Total Net Regulatory Liability for Regulated Excess Deferred Taxes $1,290 Net Regulatory Liability for Depreciation Related Excess Deferred Taxes (to be returned over the life of property) $1,260 Net Regulatory Liability for Non-Depreciation Related Excess Deferred Taxes $30

Fourth Quarter 2020 | 21 PENSION & OTHER POST RETIREMENT BENEFITS (“OPEB”) Expense1 2020A 2021E Pension2 $(6) $(41) OPEB $(21) $(37) Contributions 2020A 2021E 2022E 2023E Pension $100 $100 $0 $0 OPEB $0 $0 $0 $0 Expense Assumptions 2020 2021 Discount Rate: Pension 3.30% 2.53% Expected Long-Term Return on Plan Assets: Pension 5.75% 5.30% 1 Excludes amounts capitalized or billed to electric generating plant joint owners. 2 Excludes supplemental excess benefit retirement plan calculated on a PBO basis. ($ in millions) • Liability driven investment strategy helps reduce funded status volatility • Pension portfolio has a 72% target allocation to fixed income assets • Hedge 100% of interest rate volatility using a combination of fixed income portfolio assets and U.S. Treasury Futures contracts 90% 97% 104% YE 2018 YE 2019 YE 2020 Pension Funded Status

Fourth Quarter 2020 | 22 GROSS MARGIN EFFECTS OF WEATHER Variances vs. Normal $ in millions pretax 2020 $110 Million All periods recalculated to current 10-year rolling average (2008 – 2017). Numbers may not foot due to rounding. (1) 37 51 24 $(35) $(25) $(15) $(5) $5 $15 $25 $35 $45 $55 Q1 Q2 Q3 Q4

Fourth Quarter 2020 | 23 RENEWABLE ENERGY AND DEMAND SIDE MANAGEMENT EXPENSES1 $13 $7 $10 $9 $7 $3 $6 $9 $11 $11 $14 $11 $11 $12 $14 $11 $0 $10 $20 $30 $40 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Renewable Energy Demand Side Management 1 Renewable energy and demand side management expenses are offset by adjustment mechanisms. $ in millions pretax 2020 $73 Million 2019 $86 Million

Fourth Quarter 2020 | 24 RESIDENTIAL PV APPLICATIONS1 1 Monthly data equals applications received minus cancelled applications. As of January 31, 2021 approximately 119,800 residential grid-tied solar photovoltaic (PV) systems have been installed in APS’s service territory, totaling approximately 983 MWdc of installed capacity. Excludes APS Solar Partner Program residential PV systems. Note: www.arizonagoessolar.org logs total residential application volume, including cancellations. Solar water heaters can also be found on the site but are not included in the chart above. 133 122 139 13 2018 2019 2020 2021 Residential DG (MWdc) Annual Additions 0 500 1,000 1,500 2,000 2,500 3,000 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2018 Applications 2019 Applications 2020 Applications 2021 Applications

Fourth Quarter 2020 | 25 2021 KEY DATES ACC Key Dates / Docket # Q1 Q2 Q3 Q4 Power Supply Adjustor (PSA): E-01345A-16-0036 Effective: April 1 Lost Fixed Cost Recovery: E-01345A-16-0036 File: Feb 15 Transmission Cost Adjustor: E-01345A-16-0036 File: May 15 Effective: Jun 1 2021 DSM/EE Implementation Plan: E-01345A-20- 0151 2021 RES Implementation Plan: E-01345A-20-0199 2019 Rate Case: E-01345A-19-0236 Hearing Began: Jan 14 Resource Planning and Procurement: E-00000V-19- 0034 Workshop Mar 15 Resource Comparison Proxy (RCP): E-01345A-20-0113 Effective: October 1 Possible Modification to Commission’s Energy Rules: RU- 00000A-18-0284 Proposed Termination of Service Rule Modifications: RU- 00000A-19-0132

Fourth Quarter 2020 | 26 2019 RATE CASE REBUTTAL TESTIMONY Filed November 6, 2020 Docket Number: E-01345A-19-0236 Additional details, including filing, can be found at http://www.pinnaclewest.com/investors Rebuttal Testimony Highlights Advanced Energy Mechanism (AEM) - Recover clean energy investments - Could replace the Demand-Side Management Adjustment Clause, Renewable Energy Standard surcharge and Lost Fixed Cost Recovery mechanism by combining into one adjustor mechanism Coal Community Transition (Four Corners) - $100M over 10 years for a sustainable transition to a post-coal economy; 100% recoverable through rates - $1.25M over 5 years to fund an economic development organization; not recoverable through rates - $10M over 10 years to facilitate electrification of the Navajo Nation; 50% recoverable through rates - $2.5M per year in transmission revenue sharing starting after plant closure through 2038; not recoverable through rates • RFPs to solicit 600 MW of renewable energy to be sited on or near the Navajo Nation, projects pending ACC approval Revenue Requirement Increase - $169 million; reduction of $15 million from original request of $184 million ROE/Fair Value Increment - 10% and 0.8% (reflects current authorized amounts) Rate Design - Simplify with 3 rate options for non-solar customers (Flat, TOU, TOU with Demand) Customer Outreach - Formal, data/research driven customer experience strategy - Internal customer experience council and annual customer improvement workplans - Voice of the Customer program to capture customer research and insights

Fourth Quarter 2020 | 27 APS REBUTTAL TESTIMONY KEY FINANCIALS Test year ended June 30, 2019 Total Rate Base - Adjusted $11.2 Billion ACC Rate Base - Adjusted $8.9 Billion Allowed Return on Equity 10.0% Capital Structure Long-term debt 45.3% Common equity 54.7% Base Fuel Rate (¢/kWh) 3.1451 Post-test year plant period 12 months Overview of Rate Increase ($ in Millions) Total stated base rate increase (inclusive of existing adjustor transfers) $ 41 1.2% Plus: Transfer to base rates of various adjustors already in effect $ 115 3.5% Plus: Coal Community Transition funding through the AEM $ 13 0.4% Net Customer Bill Impact $ 169 5.1%

Fourth Quarter 2020 | 28 APS REBUTTAL TESTIMONY - REVENUE REQUIREMENT Customer Bill Impact = Net Base Rate Increase + Net Adjustor Changes Dollars (millions) Bill Impact Total Revenue Deficiency in APS’s Application $184 5.6% Base Rate Changes Net adjustments $(28) -0.9% TEAM $(119) -3.6% All other adjustor mechanisms $4 0.1% Rebuttal Net Base Rate Request $41 1.2% Adjustor Changes Removal of TEAM credit $119 3.6% Transfer of all other adjustor mechanisms to base rates $(4) -0.1% Advanced Energy Mechanism $13 0.4% Net Adjustor Mechanism Changes $128 3.9% Total Rebuttal Revenue Requirement Increase and Bill Impact $169 5.1%

Fourth Quarter 2020 | 29 SUMMARY OF RATE CASE INTERVENOR RECOMMENDATIONS APS (Rebuttal) ACC Staff (Surrebuttal) RUCO (Surrebuttal) Total Revenue Increase (Base Rate and Adjustors) ($MM) $169 5.1% $59.8 1.8% ($50.0) (1.5%) Base Rate Increase ($MM) $40 ($55.2) ($165.0) ROE 10.00% 9.40% 8.70% Return on Fair Value Increment 0.80% Alt 1: 0.00% Alt 2: 0.30% (Alt 2 recommended) 0.00% Weighted Average Cost of Capital / Rate of Return on FVRB 7.33% / 5.51% 7.00% / 5.14% 6.62% / 4.68% Base Fuel Rate (¢/kWh) 3.1451 3.1451 Not addressed Post-Test Year Plant 12 Months 12 Months 12 months, reduces amount by over 20% SCRs and Deferral Include both Include both Disallow both, pending further review OMP and Deferral Include both Include both Include both Capital Structure 54.7%/45.3% 54.7%/45.3% 54.7%/45.3%

Fourth Quarter 2020 | 30 APS RATE CASE PROCEDURAL SCHEDULE Arizona Public Service Company Docket # E-01345A-19-0236 Application Filed October 31, 2019 Staff/Intervenor Direct Testimony (October 2, 2020) Staff/Intervenor Direct Testimony (Rate Design) (October 9, 2020) APS Rebuttal Testimony (November 6, 2020) Staff/Intervenor Surrebuttal Testimony (December 4, 2020) APS Rejoinder Testimony (December 22, 2020) Hearing Commenced (January 14, 2021)

NON-GAAP MEASURE RECONCILIATION

$ in millions pretax, except per share amounts	2020[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	Other	2020 Adjusted	2019[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	Other	2019 Adjusted	EPS Impact
	Three Months Ended December 31,												
Operating revenues	$ 741	$ (27)	$ -	$ -	$ -	$ 714	$ 670	$ (27)	$ -	$ -	$ -	$ 643	
Fuel and purchased power expenses	(213)	7	-	-	(2)	(208)	(225)	7	-	-	-	(218)	
Gross margin	**528**	**(20)**	**-**	**-**	**(2)**	**506**	**445**	**(20)**	**-**	**-**	**-**	**425**	**$ 0.54**
Operations and maintenance	**281**	**(20)**	**(2)**	**-**	**2**	**261**	**230**	**(20)**	**-**	**-**	**-**	**210**	**$(0.34)**
Depreciation and amortization	**155**	**-**	**5**	**-**	**(1)**	**159**	**145**	**-**	**2**	**-**	**-**	**147**	**$(0.08)**
Other taxes	**56**	**-**	**(3)**	**-**	**1**	**54**	**55**	**-**	**(2)**	**-**	**-**	**53**	**$(0.01)**
Allowance for equity funds used during construction	(9)	-	-	-	(1)	(10)	(7)	-	-	-	-	(7)	
Interest charges	64	-	(11)	-	-	53	60	-	(12)	-	(1)	47	
Allowance for borrowed funds used during construction	(5)	-	-	-	-	(5)	(4)	-	-	-	-	(4)	
Interest expense, net of AFUDC	**50**	**-**	**(11)**	**-**	**(1)**	**38**	**49**	**-**	**(12)**	**-**	**(1)**	**36**	**$(0.01)**
Other expenses (operating)	4	-	-	-	-	4	4	-	-	-	-	4	
Other income	(14)	-	11	-	-	(3)	(15)	-	12	-	-	(3)	
Other expense	44	-	-	-	2	46	3	-	-	-	4	7	
Other	**34**	**-**	**11**	**-**	**2**	**47**	**(8)**	**-**	**12**	**-**	**4**	**8**	**$(0.26)**
Income taxes	**(20)**	**-**	**-**	**9**	**-**	**(11)**	**(89)**	**-**	**-**	**5**	**1**	**(83)**	**$(0.64)**

[1] Line items from Consolidated Statements of Income.

[2] See Note 4, Regulatory Matters, in Form 10-K for the period ended December 31, 2020 for total Four Corners and Ocotillo deferral impacts.

PINNACLE WEST
CAPITAL CORPORATION

Numbers may not foot due to rounding.

Fourth Quarter 2020 | 31

NON-GAAP MEASURE RECONCILIATION

$ in millions pretax, except per share amounts	2020[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	AZ Attorney General Settlement	Other	2020 Adjusted	2019[1]	RES/ DSM	Four Corners and Ocotillo Deferrals[2]	Income tax expense at statutory rate	Other	2019 Adjusted	EPS Impact
	Twelve Months Ended December 31,													
Operating revenues	$3,587	$ (113)	$ -	$ -	$ -	$ (1)	$ 3,473	$3,471	$ (125)	$ -	$ -	$ -	$ 3,346	
Fuel and purchased power expenses	(993)	40	-	-	-	-	(953)	(1,042)	40	-	-	-	(1,002)	
Gross margin	**2,594**	**(73)**	**-**	**-**	**-**	**(1)**	**2,520**	**2,429**	**(85)**	**-**	**-**	**-**	**2,344**	**$ 1.17**
Operations and maintenance	**959**	**(73)**	**(8)**	**-**	**-**	**1**	**879**	**942**	**(86)**	**-**	**-**	**(1)**	**855**	**$(0.16)**
Depreciation and amortization	**614**	**-**	**18**	**-**	**-**	**(2)**	**630**	**591**	**-**	**7**	**-**	**(1)**	**597**	**$(0.22)**
Other taxes	**225**	**-**	**(10)**	**-**	**-**	**(1)**	**214**	**219**	**-**	**(7)**	**-**	**(1)**	**211**	**$(0.02)**
Allowance for equity funds used during construction	(34)	-	-	-	-	-	(34)	(31)	-	-	-	-	(31)	
Interest charges	248	-	(42)	-	-	-	206	235	-	(40)	-	-	195	
Allowance for borrowed funds used during construction	(19)	-	-	-	-	-	(19)	(19)	-	-	-	-	(19)	
Interest expense, net of AFUDC	**195**	**-**	**(42)**	**-**	**-**	**-**	**153**	**185**	**-**	**(40)**	**-**	**-**	**145**	**$(0.05)**
Other expenses (operating)	7	-	-	-	-	-	7	6	-	-	-	-	6	
Other income	(57)	-	42	-	-	-	(15)	(50)	-	40	-	-	(10)	
Other expense	58	-	-	-	-	4	62	18	-	-	-	4	22	
Other	**8**	**-**	**42**	**-**	**-**	**4**	**54**	**(26)**	**-**	**40**	**-**	**4**	**18**	**$(0.24)**
Income taxes	**78**	**-**	**-**	**(160)**	**-**	**-**	**(82)**	**(16)**	**-**	**-**	**(134)**	**-**	**(150)**	**$(0.60)**
Earnings per weighted-average common share outstanding - Net income attributable to common shareholders - diluted	**$4.87**	**-**	**-**	**-**	**$ 0.17**	**-**	**$ 5.04**	**$4.77**	**-**	**-**	**-**	**-**	**$ 4.77**	

[1] Line items from Consolidated Statements of Income.
[2] See Note 4, Regulatory Matters, in Form 10-K for the period ended December 31, 2020 for total Four Corners and Ocotillo deferral impacts.

PINNACLE WEST CAPITAL CORPORATION

Numbers may not foot due to rounding.

Fourth Quarter 2020 | 32

CONSOLIDATED STATISTICS

	3 Months Ended December 31, 2020	2019	Incr (Decr)	12 Months Ended December 30, 2020	2019	Incr (Decr)
ELECTRIC OPERATING REVENUES (Dollars in Millions)						
Retail						
Residential	$ 363	$ 309	$ 54	$ 1,929	$ 1,761	$ 168
Business	340	315	25	1,486	1,510	(23)
Total Retail	703	624	79	3,415	3,271	145
Sales for Resale (Wholesale)	17	27	(9)	93	122	(28)
Transmission for Others	17	16	1	66	63	3
Other Miscellaneous Services	3	4	(0)	13	16	(4)
Total Operating Revenues	$ 741	$ 670	$ 71	$ 3,587	$ 3,471	$ 116
ELECTRIC SALES (GWH)						
Retail						
Residential	2,950	2,581	369	14,748	13,189	1,559
Business	3,516	3,427	90	14,597	14,654	(58)
Total Retail Sales	6,466	6,007	459	29,344	27,844	1,501
Sales for Resale (Wholesale)	524	996	(472)	3,045	4,039	(994)
Total Electric Sales	6,990	7,003	(13)	32,390	31,883	507
RETAIL SALES (GWH) - WEATHER NORMALIZED						
Residential	2,766	2,637	130	13,893	13,230	662
Business	3,454	3,449	5	14,373	14,651	(277)
Total Retail Sales	6,221	6,086	135	28,266	27,881	385
Retail sales (GWH) (% over prior year)	2.2%	0.9%		1.4%	0.6%	
AVERAGE ELECTRIC CUSTOMERS						
Retail Customers						
Residential	1,161,284	1,135,132	26,152	1,150,194	1,123,829	26,364
Business	139,182	137,834	1,349	138,508	136,286	2,223
Total Retail	1,300,466	1,272,965	27,501	1,288,702	1,260,115	28,587
Wholesale Customers	51	48	3	49	48	0
Total Customers	1,300,517	1,273,013	27,503	1,288,751	1,260,164	28,587
Total Customer Growth (% over prior year)	2.2%	2.2%		2.3%	2.0%	
RETAIL USAGE - WEATHER NORMALIZED (KWh/Average Customer)						
Residential	2,382	2,323	59	12,079	11,773	306
Business	24,820	25,025	(205)	103,772	107,499	(3,727)

Numbers may not foot due to rounding.

PINNACLE WEST CAPITAL CORPORATION

Fourth Quarter 2020 | 33

Fourth Quarter 2020 | 34 CONSOLIDATED STATISTICS Numbers may not foot due to rounding. - WEATHER INDICATORS - RESIDENTIAL Actual Cooling Degree-Days 113 23 90 2,197 1,697 500 Heating Degree-Days 368 358 10 896 963 (67) Average Humidity 21% 21% (1)% 20% 25% (6)% 10-Year Averages (2008 - 2017) Cooling Degree-Days 45 45 - 1,757 1,757 - Heating Degree-Days 332 332 - 782 782 - Average Humidity 30% 30% - 0% 0% - 2020 2019 Incr (Decr) 2020 2019 Incr (Decr) ENERGY SOURCES (GWH) Generation Production Nuclear 2,029 2,087 (58) 9,182 9,289 (107) Coal 1,287 1,760 (474) 6,298 8,120 (1,822) Gas, Oil and Other 2,614 2,372 242 10,615 8,817 1,799 Renewables 124 115 9 589 595 (7) Total Generation Production 6,053 6,333 (281) 26,684 26,821 (137) Purchased Power Conventional 632 423 210 4,279 3,907 372 Resales 16 76 (60) 438 596 (158) Renewables 508 470 38 2,268 2,078 190 Total Purchased Power 1,156 968 188 6,985 6,581 404 Total Energy Sources 7,209 7,301 (93) 33,668 33,402 267 POWER PLANT PERFORMANCE Capacity Factors - Owned Nuclear 80% 83% (2)% 91% 93% (1)% Coal 43% 52% (9)% 53% 57% (4)% Gas, Oil and Other 33% 36% (3)% 34% 33% 1% Renewable 25% 23% 2% 29% 30% (0)% System Average 43% 49% (5)% 48% 51% (2)% 3 Months Ended December 31 12 Months Ended December 31